SUNAMERICA STYLE SELECT SERIES, INC.(R)
Supplement to the Prospectus dated February 28, 2000, as supplemented May 22, 2000

     Under the section entitled "SALES CHARGE REDUCTIONS AND
WAIVERS" on page 22 of the Prospectus, the first paragraph should be replaced in its entirety with the following:

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:

          financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the Distributor (this waiver may also apply to front-end sales charges of Class II shares)

          participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information

          Fund Directors and other individuals who are affiliated with any Portfolio or other SunAmerica Mutual Funds and their families selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

          within one year of the shareholder's death or becoming disabled taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

          Fund Directors and other individuals who are affiliated with any Portfolio or other SunAmerica Mutual Funds and their families to make payments through the Systematic Withdrawal Plan
          (subject to certain conditions)

                    **********************

     Under the section entitled "DESCRIPTION OF THE ADVISERS" on pages 35 - 37 the Prospectus, the seventh paragraph on page 36 entitled JANUS CAPITAL CORPORATION should be supplemented with the following:

      On July 12, 2000 Kansas City Southern Industries ("KCSI") commenced a spin-off of its financial services businesses (including Janus Capital Corporation ("Janus Capital")) into its wholly-owned subsidiary, Stilwell Financial Inc. Therefore, Janus Capital is owned in part by Stilwell Financial Inc., approximately 81.5%, and Thomas H. Bailey, President and Chairman of the Board of Janus Capital, approximately 12%.

                     **********************

   Under the section entitled "DESCRIPTION OF THE ADVISERS" on pages 35 - 37 the Prospectus, the first paragraph on page 37 entitled ROWE PRICE-FLEMING INTERNATIONAL, INC. should be supplemented with the following:

      Prior to August 1, 2000, Rowe Price-Fleming
      International, Inc. ("Rowe Price") was a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and London-based Robert Fleming Holdings Limited ("Flemings "). On August 1, 2000 T. Rowe Price purchased the 50% joint venture interest in Rowe Price that had been owned by Flemings. To reflect Rowe Price's status as a wholly-owned subsidiary of T. Rowe Price, its name was changed to T. Rowe Price International, Inc. The transaction will not affect T. Rowe Price International, Inc.'s day-to-day operations, its investment process, or its portfolio management team.



Dated:  October 2, 2000